Exhibit 99.2

Letter of Transmittal

To Tender American Depositary Shares

of

CENTERPULSE LTD.

Pursuant to the Preliminary Prospectus/Offer to Exchange

Dated April 25, 2003

by

SMITH & NEPHEW GROUP PLC

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 10:00 A.M., NEW YORK CITY TIME, ON TUESDAY, JUNE 24, 2003 UNLESS THE OFFER IS EXTENDED.

US Exchange Agent for the Offer:

The Bank of New York

By Registered or Certified Mail: The Bank of New York Tender & Exchange Department P.O. Box 11248 Church Street Station New York, NY 10286-1248	For Notice of Guaranteed Delivery By Facsimile Transmission: (For Eligible Institutions Only) (212) 815-6433 To Confirm Facsimile Transmission Only: (212) 815-6212	By Hand or Overnight Courier: The Bank of New York Tender & Exchange Department 101 Barclay Street, 11-W Receive and Deliver Window Street Level New York, NY 10286

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY TO THE US EXCHANGE AGENT. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DESCRIPTION OF AMERICAN DEPOSITARY SHARES (ADSs) TENDERED

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	ADSs Tendered (Attach additional list if necessary)

	Certificate Number(s)*	Number of ADSs Represented thereby*	Number of ADSs Tendered**

Total ADSs

 *       Need not be completed by security holders tendering by book-entry transfer.

 **     Unless otherwise indicated, it will be assumed that all ADSs represented by any certificate delivered to the US exchange agent are being tendered. See Instruction 4.

This Letter of Transmittal is to be completed by holders of American Depositary Shares (“ADSs”) of Centerpulse Ltd., a public company incorporated under the laws of Switzerland (“Centerpulse”). Certificates representing Centerpulse ADSs are to be forwarded herewith unless an agent’s message is utilized, then delivery of Centerpulse ADSs is to be made by book-entry transfer to the US exchange agent’s account at The Depository Trust Company (hereinafter referred to as the “Book-Entry Transfer Facility”) pursuant to the procedures set forth in the Prospectus (as defined below). Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the US exchange agent.

Holders whose Centerpulse ADSs are not immediately available or who cannot deliver their certificates representing Centerpulse ADSs and all other documents required hereby to the US exchange agent by the expiration date of the Offer (as defined below), or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their Centerpulse ADSs pursuant to the guaranteed delivery procedures set forth in the Prospectus. See Instruction 2. The US exchange agent will cause Centerpulse shares underlying the Centerpulse ADSs to be withdrawn and exchanged for S&N Group shares and cash and thereafter such S&N Group shares will be deposited on behalf of such holder with The Bank of New York, the depositary for the S&N Group ADS facility.

The Offer will contain a mix and match election (the “Mix and Match Election”), whereby holders of Centerpulse ADSs may elect to receive either more ADSs of S&N Group (as defined below) or more cash than the standard entitlement of 25.15 S&N Group shares and CHF 73.42 per tendered Centerpulse share (which is equivalent to 0.2515 S&N Group ADS and the US dollar equivalent of CHF 7.342 in cash per tendered Centerpulse ADS). However, this election will be available to holders of Centerpulse ADSs only to the extent that off-setting elections have been made by other tendering security holders in the Offer or the concurrent exchange offer made by S&N Group for the shares of InCentive Capital AG (“InCentive”) to receive more cash or more S&N Group ADSs (or S&N Group shares, as applicable). To the extent that elections cannot be satisfied as a result of such off-setting elections, entitlements to S&N Group ADSs (or S&N Group shares, as applicable) and cash in excess of the standard entitlement will be reduced on a pro-rata basis. Once the share allocations have been determined, the cash element of the consideration will be reduced or increased (as the case may be) for each security holder who has been allocated an increased or reduced number of S&N Group ADSs (or S&N Group shares, as applicable). All calculations will be made by reference to the number of acceptances and elections as of the last day of the subsequent offering period applicable to the Offer and, for the purposes of these calculations, the value per S&N Group ADS shall be CHF 82.90.

For each Centerpulse ADS tendered, tendering Centerpulse ADS holders can elect from the following mix and match alternatives on the enclosed Mix and Match Election form:

•	the standard entitlement set forth above;

•	as many S&N Group ADSs as possible; and

•	as much cash as possible.

Tendering Centerpulse ADS holders who wish to make a Mix and Match Election may do so by submitting the Mix and Match Election form attached hereto to the US exchange agent prior to the expiration of the subsequent offering period applicable to the Offer. Tendering Centerpulse ADS holders who have not properly completed and submitted a Mix and Match Election form prior to that time will receive the standard entitlement. Centerpulse ADS holders who make a Mix and Match Election will not be informed of the exact number of S&N Group ADSs or the amount of cash they will receive until settlement of the consideration under the Offer and the InCentive exchange offer.

IF YOUR CERTIFICATES REPRESENTING CENTERPULSE ADSs HAVE BEEN LOST, STOLEN OR DESTROYED SEE INSTRUCTION 12.

☐	CHECK HERE IF CENTERPULSE ADSs ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE US EXCHANGE AGENT’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account No. at The Depository Trust Company:

Transaction Code No.:

☐	CHECK HERE IF CENTERPULSE ADSs ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE US EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Security Holder(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

If Delivery is by Book-Entry Transfer:

Name of Tendering Institution:

Account No. at The Depository Trust Company:

Transaction Code No.:

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby delivers to Smith & Nephew Group plc, a public limited company incorporated and registered under the laws of England and Wales (“S&N Group”), each of the above-described American Depositary Shares (“ADSs”) of Centerpulse Ltd., a public company incorporated under the laws of Switzerland (“Centerpulse”), in exchange for 0.2515 S&N Group ADS and the US dollar equivalent of CHF 7.342 in cash per tendered Centerpulse ADS, upon the terms and subject to the conditions set forth in the Preliminary Prospectus/Offer to Exchange, dated April 25, 2003 (the “Prospectus”), and in this Letter of Transmittal (which, together with the Prospectus, and any amendments or supplements hereto or thereto, collectively constitute the “Offer”). The Offer is being made in connection with S&N Group’s offer to acquire all outstanding Centerpulse shares (including Centerpulse shares represented by Centerpulse ADSs) upon the terms and subject to the conditions set forth in the combination agreement, dated as of March 20, 2003, by and among Centerpulse, S&N Group and Smith & Nephew plc, a public limited company incorporated and registered under the laws of England and Wales. Pursuant to the terms of the Offer, holders of Centerpulse ADSs will be entitled to receive interests in S&N Group shares only in the form of S&N Group ADSs.

The undersigned hereby instructs the US exchange agent to accept the Offer on behalf of the undersigned with respect to the Centerpulse ADSs (which expression in this Letter of Transmittal shall, except where the context otherwise requires, be deemed to include, without limitation, the Centerpulse shares represented thereby) delivered herewith.

Subject to and effective upon acceptance of and payment for the Centerpulse shares underlying the Centerpulse ADSs delivered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, S&N Group all right, title and interest in and to all the Centerpulse shares tendered by the US exchange agent on behalf of the undersigned in respect of the Centerpulse ADSs delivered hereby (and any and all other Centerpulse shares or other securities issued or issuable in respect thereof) and appoints The Bank of New York, as the US exchange agent for the Offer, the true and lawful agent and attorney-in-fact of the undersigned, with full knowledge that the US exchange agent is also acting as the agent of S&N Group in connection with the Offer, with respect to such Centerpulse shares, the Centerpulse ADSs (and all such other Centerpulse shares or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) have the certificates evidencing the Centerpulse ADSs delivered to the US exchange agent or, if tender is by book-entry transfer, transfer Centerpulse ADSs to the account of the US exchange agent at The Depository Trust Company (hereinafter referred to as the “Book-Entry Transfer Facility”), together, in any such case, with all accompanying evidences of transfer and authenticity to the US exchange agent or upon the order of the US exchange agent in each case acting upon the instruction of S&N Group, (b) surrender to the depositary of the Centerpulse ADS facility the certificates evidencing Centerpulse ADSs or the book entry entitlement to Centerpulse ADSs and withdraw the relevant Centerpulse shares, (c) cause the depositary of the Centerpulse ADS facility to deliver the certificates evidencing the Centerpulse shares underlying the Centerpulse ADSs (and all such other Centerpulse shares or securities), or transfer ownership of such Centerpulse shares underlying the Centerpulse ADSs (and all such other Centerpulse shares or securities) on the account books maintained with respect to the Centerpulse shares, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of S&N Group, (d) deposit or cause to be deposited with the depositary of the S&N Group all S&N shares received in consideration for the tender of the Centerpulse shares, (e) combine the undersigned’s fractional entitlements to S&N Group ADSs with other fractional entitlements and sell them on the New York Stock Exchange and (f) receive all benefits and otherwise exercise all rights of beneficial ownership of such Centerpulse ADSs (and all such other Centerpulse shares or securities), all in accordance with the terms of the Offer.

The undersigned hereby irrevocably appoints each designee of S&N Group as the attorney-in-fact and proxy of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole judgment deem proper, with respect to all of the Centerpulse ADSs tendered hereby which have been accepted for payment by S&N Group prior to the time of any vote or other action (and any and all other Centerpulse shares or other securities or rights issued or issuable in respect of such ADSs) at any meeting of security holders of Centerpulse, any actions by written consent in lieu of any such meeting or otherwise. This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of the Centerpulse shares represented by such Centerpulse ADSs by S&N Group in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Centerpulse ADSs (and all such other Centerpulse shares or other securities or rights), and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed effective).

The undersigned hereby represents and warrants that the undersigned has full power and authority to accept the Offer and to tender, exchange, sell, assign, cancel and transfer the Centerpulse ADSs tendered hereby (and any and all other Centerpulse shares or other securities or rights issued or issuable in respect of such ADSs) and that when the same are accepted for payment by S&N Group, S&N Group will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned, upon request, will execute and deliver any additional documents deemed by the US exchange agent or S&N Group to be necessary or desirable to complete the sale, assignment and transfer and surrender and cancellation of the Centerpulse ADSs delivered hereby and the sale, assignment and transfer of the Centerpulse shares to be tendered to S&N Group as provided herein (and all such other Centerpulse shares or other securities or rights).

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

The undersigned understands that the delivery of any Centerpulse ADSs to the US exchange agent and the tender of the Centerpulse shares represented by such Centerpulse ADSs pursuant to any of the procedures described in the Prospectus and in the instructions hereto will constitute an agreement between the undersigned and S&N Group upon the terms and subject to the conditions of the Offer.

Unless otherwise indicated under “Special Payment/Issuance Instructions,” in consideration for the Centerpulse ADSs tendered hereby, please issue a check (including any cash payments for the Centerpulse ADSs and cash in lieu of fractional S&N Group ADSs, if any) and one certificate evidencing the applicable number of S&N Group ADSs, and return any certificates representing Centerpulse ADSs not tendered or not purchased, in the name(s) of the undersigned. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the certificate representing S&N Group ADSs and the check, and return any certificates representing Centerpulse ADSs not tendered or not purchased (and accompanying documents, as appropriate), to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Payment/Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the certificate representing S&N Group ADSs and the check and/or return any certificate representing Centerpulse ADSs not tendered or not purchased, in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. Unless otherwise indicated under “Special Payment/Issuance Instructions,” please credit any Centerpulse ADSs tendered by book-entry transfer that are not accepted for exchange or payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that S&N Group has no obligation, pursuant to the “Special Payment/Issuance Instructions,” to transfer any Centerpulse ADSs from the name of the registered holder(s) thereof if S&N Group does not accept for payment any of the Centerpulse ADSs so tendered.

Holders of Centerpulse ADSs who validly accept the Offer may utilize a mix and match election (the “Mix and Match Election”) whereby they may elect to receive either more S&N Group ADSs or more cash than the standard entitlement. Holders of Centerpulse ADSs who wish to make such an election must complete the attached Mix and Match Election form and return it to the US exchange agent either at the time of the submission of this Letter of Transmittal or at any time thereafter, but prior to the expiration of the subsequent offering period applicable to the Offer. For a valid Mix and Match Election to be made, the properly completed and duly executed Mix and Match Election form must be received by the US exchange agent prior to the expiration of the subsequent offering period applicable to the Offer. Any holder of Centerpulse ADSs who wishes to receive the standard entitlement, need not submit or complete the Mix and Match Election form. Holders of Centerpulse ADSs who do not properly complete and submit the Mix and Match Election form to the US exchange agent in a timely fashion will receive the standard entitlement of S&N Group ADSs and cash set forth in the Offer.

SPECIAL PAYMENT/ISSUANCE INSTRUCTIONS (See Instructions 1, 5, 6 and 7)

To be completed ONLY if (i) the check and the certificate representing S&N Group ADSs issued in the Offer are to be issued in the name of someone other than the undersigned, (ii) any certificate(s) representing Centerpulse ADSs not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned or (iii) if Centerpulse ADSs tendered hereby and delivered by book-entry transfer which are not accepted for payment are to be returned by credit to an account at the Book-Entry Transfer Facility other than designated above.

Issue: ☐ Check/S&N Group ADS certificates to: ☐ Centerpulse ADS certificates to:
Name: (Please Print)
Address:
(Zip Code)
(Taxpayer Identification or Social Security No.) (See Substitute Form W-9)
☐ Credit Centerpulse ADSs delivered by book-entry transfer and not purchased to The Depository Trust Company to the account set forth below
(Book-Entry Transfer Facility Account Number)

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 5, 6 and 7)

To be completed ONLY if (i) the check and the certificates representing S&N Group ADSs or (ii) any certificate(s) representing Centerpulse ADSs with respect to Centerpulse shares not tendered or not accepted for payment as part of the Offer are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned’s signature(s).

Mail: ☐ Check/S&N Group ADS certificates to: ☐ Centerpulse ADS certificates to:
Name: (Please Print)
Address:
(Zip Code)
(Taxpayer Identification or Social Security No.) (See Substitute Form W-9)

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures.    Except as otherwise provided below, signatures on this Letter of Transmittal must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program, The Stock Exchange Medallion Program or the New York Stock Exchange Inc. Medallion Signature Program (an “Eligible Institution”), unless the Centerpulse ADSs tendered thereby are tendered (i) by a registered holder (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Centerpulse ADSs) of Centerpulse ADSs who has not completed either the box labeled “Special Payment/Issuance Instructions” or the box labeled “Special Delivery Instructions” on the Letter of Transmittal or (ii) for the account of an Eligible Institution. See Instruction 5. If the certificates representing Centerpulse ADSs are registered in the name of a person or persons other than the signer of this Letter of Transmittal, or if payment is to be made or delivered to, or Centerpulse ADSs not tendered or not purchased are to be issued or returned to, a person other than the registered owner or owners, then the tendered certificates representing Centerpulse ADSs must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates representing Centerpulse ADSs or stock powers, with the signatures on the Centerpulse ADSs or stock powers guaranteed by an Eligible Institution as provided herein. See Instruction 7.

2. Delivery of Letter of Transmittal and Centerpulse ADSs.    This Letter of Transmittal is to be used either if certificates representing Centerpulse ADSs are to be forwarded herewith or, unless an agent’s message is utilized, if the delivery of Centerpulse ADSs is to be made by book-entry transfer pursuant to the procedures set forth in the Prospectus. All physically delivered certificates representing Centerpulse ADSs, or a confirmation of a book-entry transfer into the US exchange agent’s account of the Book-Entry Transfer Facility of all Centerpulse ADSs delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, or an agent’s message in the case of a book-entry delivery, must be received by the US exchange agent at its address set forth on the front page of this Letter of Transmittal by the expiration date. Security holders who cannot deliver their Centerpulse ADSs and all other required documents to the US exchange agent by the expiration date must tender their Centerpulse ADSs pursuant to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by S&N Group, must be received by the US exchange agent prior to the expiration date; and (c) the certificates representing Centerpulse ADSs for all tendered Centerpulse ADSs, in proper form for tender, or a confirmation of a book-entry transfer into the US exchange agent’s account at the Book-Entry Transfer Facility of all Centerpulse ADSs delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), and any other documents required by this Letter of Transmittal must be received by the US exchange agent within three trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in the Prospectus. The term “trading day” is any day on which the New York Stock Exchange is open for business.

References in these instructions to the Letter of Transmittal to the tender of Centerpulse ADSs shall mean the delivery by the holder to the US exchange agent of Centerpulse ADSs and, in accordance with the authority in the Letter of Transmittal, the tender by the US exchange agent on behalf of the holder of the Centerpulse shares underlying such Centerpulse ADSs to S&N Group. Pursuant to the terms of the Offer, holders of Centerpulse ADSs will be entitled to receive interests in S&N Group shares only in the form of S&N ADSs.

The method of delivery of the certificates representing Centerpulse ADSs, the Letter of Transmittal, the Mix and Match Election form and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and risk of the tendering security holder. Centerpulse ADSs will be deemed delivered only when actually received by the US exchange agent (including, in the case of a book-entry transfer, by a confirmation of a book-entry transfer). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tender will be accepted, and no fractional Centerpulse ADSs will be purchased. By executing this Letter of Transmittal (or a manually signed facsimile thereof), the tendering security holder waives any right to receive any notice of the acceptance for payment of the Centerpulse ADSs and the Centerpulse shares represented thereby.

3. Inadequate Space.    If the space provided herein is inadequate, the number of Centerpulse ADSs tendered and the Centerpulse ADS certificate numbers should be listed on a separate schedule and attached hereto.

4. Partial Tenders (not applicable to security holders who tender by book-entry transfer).    If fewer than all the Centerpulse ADSs represented by any certificate delivered to the US exchange agent are to be tendered, fill in the number of Centerpulse ADSs which are to be tendered in the box entitled “Number of Centerpulse ADSs Tendered.” In such case, one new certificate evidencing the Centerpulse ADSs not tendered will be sent to the person(s) signing this Letter of Transmittal unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Centerpulse ADSs represented by certificates delivered to the US exchange agent will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the certificate representing the Centerpulse ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

If any of the certificates representing Centerpulse ADSs tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any of the Centerpulse ADSs tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates representing Centerpulse ADSs.

If this Letter of Transmittal is signed by the registered holder(s) of the Centerpulse ADSs tendered hereby, no endorsements of the certificate(s) or separate stock powers are required unless delivery of the consideration is to be made, or certificates evidencing Centerpulse ADSs not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s), in which case the certificates evidencing such Centerpulse ADS tendered hereby must be endorsed, or accompanied by, appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates evidencing such Centerpulse ADSs. Signatures on any such certificate or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Centerpulse ADSs tendered hereby, the certificate evidencing the Centerpulse ADSs must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate evidencing such Centerpulse ADSs. Signature(s) on any such certificate(s) or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to S&N Group of the authority of such person so to act must be submitted.

6. Stock Transfer Taxes.    S&N Group will pay any applicable stock transfer taxes with respect to the sale  and transfer of any Centerpulse ADSs to it or its order pursuant to the Offer. If, however, delivery of the consideration is to be made to, or the certificate(s) evidencing Centerpulse ADSs not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

7. Special Payment/Issuance and Delivery Instruction.    If the check and the certificate evidencing the applicable number of S&N Group ADSs received in exchange for the Centerpulse ADSs tendered hereby are to be issued, or any Centerpulse ADSs not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check and the certificate representing S&N Group ADSs or any Centerpulse ADSs not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Security holders tendering Centerpulse ADSs by book-entry transfer may request that Centerpulse ADSs not purchased be credited to such account at the Book-Entry Transfer Facility as such security holder may designate under “Special Payment/Issuance Instructions.” If no such instructions are given, any such Centerpulse ADSs not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

8. Substitute Form W-9.    The tendering security holder is required to provide the US exchange agent with such security holder’s correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9, which is provided below, unless an exemption applies. Failure to provide the information on the Substitute Form W-9 may subject the security holder to a $50 penalty and to 30% federal income tax backup withholding on the taxable consideration for the Centerpulse ADSs.

9. Foreign Holders.    Foreign holders must submit a completed IRS Form W-8BEN or its equivalent to avoid 30% backup withholding. IRS Form W-8BEN may be obtained by contacting the US exchange agent at its address on the face of this Letter of Transmittal or by calling 1-800-507-9357.

10. Requests for Assistance or Additional Copies.    Requests for assistance or additional copies of the Prospectus and this Letter of Transmittal may be obtained from the information agent or the dealer manager at their respective addresses or telephone numbers set forth below.

11. Waiver of Conditions.    The conditions of the Offer may be waived by S&N Group (subject to certain limitations described in the Prospectus), in whole or in part, at any time or from time to time, in S&N Group’s sole discretion.

12. Lost, Destroyed or Stolen Certificates.    If any certificates representing Centerpulse ADSs have been lost, destroyed or stolen, the security holder should promptly notify Deutsche Bank, Centerpulse’s US depositary, by calling Deutsche Bank ADR Shareholder Services at 1-866-249-2593, for instructions as to the procedures for replacing such certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates representing Centerpulse ADSs have been completed.

13. Mix and Match Election.    Holders of Centerpulse ADSs who validly accept the Offer prior to the expiration of the subsequent offering period applicable to the Offer may utilize the Mix and Match Election whereby they may elect to receive either more S&N Group ADSs or more cash than the standard entitlement. To utilize the Mix and Match Election you must complete and return the Mix and Match Election form attached to this Letter of Transmittal to the US exchange agent either at the time of your submission of your Letter of Transmittal, or at any time thereafter, but prior to the expiration of the subsequent offering period applicable to the Offer. The Mix and Match Election form must be signed by the person who signed the Letter of Transmittal tendering certificates representing Centerpulse ADSs. If Centerpulse ADSs are tendered by transfer to the US exchange agent’s account at the Book-Entry Transfer Facility, then the Mix and Match Election Form must be delivered to the book-entry confirmation facilities at the Book-Entry Transfer Facility, together with an agent’s message, prior to expiration of the subsequent offering period applicable to the Offer.

14. Fractional Entitlements.     No certificate evidencing less than one S&N Group ADS will be issued to holders of Centerpulse ADSs. Fractional entitlements to S&N Groups ADSs will be aggregated by the US exchange agent and sold on the New York Stock Exchange, and the net proceeds of the sale will be paid to such holders entitled thereto.

        Important: In order to tender your Centerpulse ADSs in the Offer, this Letter of Transmittal, or a manually signed facsimile copy hereof (together with certificates or confirmation of book-entry transfer and all other required documents), or a Notice of Guaranteed Delivery must be received by the US exchange agent on or prior to the expiration date of the Offer.

IMPORTANT TAX INFORMATION

Under United States federal income tax law, a US security holder whose Centerpulse ADSs are tendered is required to provide the US exchange agent with such security holder’s correct TIN on the Substitute Form W-9 and certify, under penalties of perjury, that such TIN is correct. If such security holder is an individual, the TIN is such security holder’s Social Security Number. If the US exchange agent is not provided with the correct TIN, the security holder may be subject to a $50 penalty imposed by the Internal Revenue Service (“IRS”). In addition, payments that are made to such security holder with respect to Centerpulse ADSs tendered pursuant to the Offer may be subject to 30% backup withholding.

Certain security holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. A foreign individual may qualify as an exempt recipient by submitting a completed Form W-8BEN, signed under penalties of perjury, attesting to that individual’s exempt status. IRS Form W-8BEN can be obtained from the US exchange agent. A security holder should consult such security holder’s tax advisor about his or her qualification for exemption from backup withholding and the procedure for obtaining such exemption. All exempt recipients (including foreign persons wishing to qualify as exempt recipients) should see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

If backup withholding applies, the US exchange agent is required to withhold 30% of any payments made to the security holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained upon filing an income tax return.

Purpose of Substitute Form W-9

To prevent backup federal income tax withholding on payments that are made to a security holder with respect to Centerpulse ADSs tendered pursuant to the Offer, the security holder is required to notify the US exchange agent of such security holder’s correct TIN by completing the form certifying that the TIN provided on the Substitute Form W-9 is correct.

What Number to Give the US Exchange Agent

The security holder is required to give the US exchange agent the Social Security Number or Employer Identification Number of the record owner of the Centerpulse ADSs. If the Centerpulse ADSs are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. The Certificate of Awaiting Taxpayer Identification Number on the Substitute Form W-9 should be completed if the person tendering the Centerpulse ADS(s) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If that box is completed and the US exchange agent is not provided with a TIN, the US exchange agent will withhold 30% on all payments with respect to Centerpulse ADSs tendered pursuant to the Offer until it is provided with a properly certified TIN.

SIGN HERE

(Complete Substitute Form W-9 below)

Signature(s) of Owner(s)

Name(s)

Capacity (full title)

Address

(Include Zip Code)

Area Code and Telephone Number

Taxpayer Identification or Social Security Number

(See Substitute Form W-9)

Dated:                                                                                                                 , 2003

(Must be signed by registered holder(s) exactly as name(s) appear(s) on the American Depositary Share certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5).

GUARANTEE OF SIGNATURE(S)

(See Instructions 1 and 5)

FOR USE BY ELIGIBLE INSTITUTIONS ONLY. PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Signatures Guaranteed by an Eligible Institution:

Authorized signature(s)

Name

(please print)

Name of Firm

Address

(Include Zip Code)

Area Code and Telephone Number

Dated:                                                                                                                 , 2003

PAYOR’S NAME: The Bank of New York

SUBSTITUTE Form W-9	Part I—PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	TIN: Social Security Number or Employer Identification Number

Department of the Treasury, Internal Revenue Service Payor’s Request for Taxpayer Identification Number (“TIN”) and Certification	Part II — For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein.

Certification — Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me);

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding;

(3)    I am a US person (including a US resident alien); and

(4)    All information provided in this form is true, correct and complete.

SIGNATURE: DATE:

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if, after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see the instructions in the enclosed Guidelines.)

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 30% of all payments pursuant to the Offer made to me thereafter will be withheld until I provide a number.

Signature:                                                                                                             Date:

You may direct questions and requests for assistance to the information agent or the dealer manager for the Offer at their respective telephone numbers and addresses set forth below. You may obtain additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery, the Mix and Match Election Form and other Offer materials from the information agent as set forth below and they will be furnished promptly at our expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

US information agent:

445 Park Avenue, 5th Floor New York, New York 10022 (212) 754-8000

Banks and Brokerage Firms Call Toll Free: (800) 654-2468

Holders of ADSs Please Call Toll Free: (800) 607-0088

E-Mail: Centerpulse.info@morrowco.com

US dealer manager:

30 Rockefeller Plaza

New York, New York 10021

Call Collect: (212) 632-6717

MIX AND MATCH ELECTION FORM

COMPLETE THIS FORM IF YOU WISH TO ELECT TO RECEIVE EITHER MORE S&N GROUP ADSs OR MORE CASH THAN THE STANDARD ENTITLEMENT. THIS FORM CANNOT BE USED TO TENDER YOUR CENTERPULSE ADSs. CENTERPULSE ADSs MAY ONLY BE TENDERED PURSUANT TO A VALID LETTER OF TRANSMITTAL.

1	Centerpulse ADSs – Total Number of ADSs	Box 1

Total number of Centerpulse ADSs for which you accept(ed) the Offer; the related Letter of Transmittal:

☐ has been previously submitted ☐ is submitted together with this form

2	Centerpulse ADSs – Elections	Box 2 A

Number of Centerpulse ADSs for which you would like to receive the standard entitlement of 0.2515 S&N Group ADS and the US dollar equivalent of CHF 7.342 per tendered Centerpulse ADS.

Box 2 B

Number of Centerpulse ADSs for which you would like to make a Mix and Match Election. You must also complete Box 3A and/or Box 3B if you make this election.

Note: the total number of Centerpulse ADSs in Box 2A and Box 2B must equal the number of Centerpulse ADSs in Box 1.

3	Centerpulse ADSs – Mix and Match Election	Box 3 A

Number of Centerpulse ADSs for which you would like to receive the maximum number of S&N Group ADSs possible.

Box 3 B

Number of Centerpulse ADSs for which you would like to receive the maximum amount of cash possible.

Note: the total number of Centerpulse ADSs in Box 3A and Box 3B must equal the number of Centerpulse ADSs in Box 2B.

☐	CHECK HERE IF CENTERPULSE ADSs WERE DELIVERED PURSUANT TO A LETTER OF TRANSMITTAL SENT TO THE US EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Security Holder(s):

Date of Delivery of Letter of Transmittal:

Name of Institution:

☐	CHECK HERE IF CENTERPULSE ADSs WERE DELIVERED BY BOOK-ENTRY TRANSFER TO THE US EXCHANGE AGENT’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account No. at The Depository Trust Company:

Transaction Code No.:

THIS FORM MUST BE USED TO EXERCISE THE MIX AND MATCH ELECTION. DELIVERY OF THIS FORM TO AN ADDRESS OTHER THAN AS SET FORTH IN THE LETTER OF TRANSMITTAL OR ON THE REVERSE SIDE OF THIS FORM, DOES NOT CONSTITUTE A VALID DELIVERY OF THE MIX AND MATCH ELECTION FORM TO THE US EXCHANGE AGENT.

NOTE: SIGNATURES MUST BE PROVIDED ON THE REVERSE SIDE OF THIS FORM.

PLEASE READ THE INSTRUCTIONS CONTAINED IN THE LETTER OF TRANSMITTAL CAREFULLY.

SIGN HERE

Signature(s) of Owner(s) Exactly as it Appears on the Certificates Representing Centerpulse ADSs

Name(s)

(please print)

Capacity (full title)

Address

(please print)

(Include Zip Code)

Area Code and Telephone Number

Taxpayer Identification or Social Security Number

(See Substitute Form W-9)

Dated:                                                                                                                 , 2003

(Must be signed by registered holder(s) exactly as name(s) appear(s) on the American Depositary Share certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5).

GUARANTEE OF SIGNATURE(S)

(See Instructions 1 and 5 of the Letter of Transmittal)

FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Authorized signature(s)

Name

Name of Firm

Address

(Include Zip Code)

Area Code and Telephone Number

Dated:                                                                                                                                          , 2003

This Mix and Match form must be delivered to The Bank of New York, Tender & Exchange Department by registered or certified mail at P.O. Box 11248, Church Street Station, New York, NY 10286-1248, or by hand or overnight courier to 101 Barclay Street, 11-W, Receive and Deliver Window Street Level, New York, NY, 10286.